                                                                    EXHIBIT 10.9

                              FIRST AMENDMENT TO
                              ------------------
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------

     This First Amendment to Second Amended and Restated Credit Agreement (this "First Amendment") is entered into as of May 17, 1999 by and among QUICKSILVER
 ---------------
RESOURCES INC., a Delaware corporation ("Borrower"), NATIONSBANK, N.A., a
                                         --------
national banking association, as Administrative Agent ("Administrative Agent")
                                                        --------------------
and each of the financial institutions set forth on the signature pages hereto as Banks.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Borrower, Administrative Agent, NationsBank, N.A. in its individual capacity ("NationsBank"), Bank One, Texas, N.A. ("Bank One"), Paribas
                      -----------                            --------
and Frost National Bank ("Frost," and together with NationsBank and Paribas
                          -----
collectively referred to herein as "Banks") are parties to that certain Second
                                    -----
Amended and Restated Credit Agreement dated as of March 1, 1999 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with
 ----------------
their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, NationsBank, Bank One, Paribas and Frost have made a Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, (a) prior to the execution of this First Amendment, Bank One has entered into an Assignment and Acceptance Agreement with NationsBank, pursuant to which Bank One has assigned to NationsBank, and NationsBank (i) acquired from Bank One one hundred percent (100%) of Bank One's Commitment and one hundred percent (100%) of the Loan and Letter of Credit Exposure held by Bank One under the Credit Agreement and each of the other Loan Papers, and (ii) assumed and agreed to perform all of Bank One's obligations under the Credit Agreement and each of the other Loan Papers, and (b) immediately prior to the execution of this First Amendment, Frost has entered into Assignment and Acceptance Agreement with NationsBank, pursuant to which Frost has assigned to NationsBank, and NationsBank (i) acquired from Frost a portion of Frost's Commitment and a portion of the Loan and Letter of Credit Exposure held by Frost under the Credit Agreement and each of the other Loan Papers, and (ii) assumed and agreed to perform a portion of Frost's obligations under the Credit Agreement and the other Loan Papers; and

     WHEREAS, Schedule 1 hereto reflects the Commitments of each Bank after
              ----------
giving effect to the Assignment and Acceptance Agreements referenced above, and
Schedule 1 to the Credit Agreement is deemed amended and restated in the form of
Schedule 1 hereto; and
----------

     WHEREAS, Borrower has entered into that certain Purchase and Sale Agreement dated as of March 31, 1999 (the "Unocal Acquisition Agreement"), executed by and
                                 ----------------------------
between Borrower, as buyer thereunder, and Union Oil Company of California, a California corporation ("Unocal"), as seller thereunder, pursuant to which
                         ------
Borrower has agreed to purchase, and Unocal has agreed to sell, certain properties and assets (the "Unocal Properties") more particularly described
                            -----------------
therein (the "Unocal Acquisition"); and
              ------------------

     WHEREAS, in connection with the consummation of the Unocal Acquisition, Borrower has requested that, among other things, Banks (a) amend certain terms of the Credit Agreement in certain respects, and (b) establish (i) a Borrowing Base in the amount of $115,000,000, and (ii) a Conforming Borrowing Base in the amount of $95,000,000, to be effective May 17, 1999 and continuing until the next Redetermination Date; and

     WHEREAS, subject to the terms and conditions herein contained, Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

     SECTION 1.  Amendments. Subject to the satisfaction of each condition
     ---------   ----------
precedent set forth in Section 4 hereof, and in reliance on the representations,
                       ---------
warranties, covenants and agreements contained in this First Amendment, the Credit Agreement shall be amended effective May 17, 1999 (the "Effective Date")
                                                               --------------
in the manner provided in this Section 1.
                               ---------

     1.1  Additional Definitions.  Section 2.1 of the Credit Agreement shall be
          ----------------------
amended to add thereto in alphabetical order the definitions of "Asset
                                                                 -----
Disposition," "Equity Contribution," "Existing Mineral Interests," "First
-----------    -------------------    --------------------------    -----
Amendment," "Mandatory Redetermination," "Net Cash Proceeds," "Permitted
---------    -------------------------    -----------------    ---------
Unsecured Loan," "Unocal," "Unocal Acquisition," "Unocal Acquisition Agreement,"
--------------    ------    ------------------    ----------------------------
"Unocal Acquisition Documents," "Unocal Properties," "Unocal Redetermination,"
 ----------------------------    -----------------    ----------------------
"Unocal Redetermination Date" and "Unocal Reserve Report" which shall read in
----------------------------       ---------------------
full as follows:

          "Asset Disposition" means any sale, assignment, lease, license,
           -----------------
     exchange or other disposition by Borrower of any of its assets, but excluding any of the foregoing expressly permitted pursuant to Section 11.5
                                                                    ------------
     hereof.

          "Equity Contribution" means any cash contribution to the equity
           -------------------
     capital of Borrower occurring in connection with the issuance or sale of equity securities by Borrower.

          "Existing Mineral Interests" means the Mineral Interests owned by
           --------------------------
     Borrower on the effective date of the First Amendment prior to giving effect to the Unocal Acquisition, which Mineral Interests are described in the Initial Reserve Reports.

          "First Amendment" means that certain First Amendment to Second Amended
           ---------------
     and Restated Credit Agreement dated as of May 17, 1999 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

          "Mandatory Redetermination" means any reduction of the Borrowing Base
           -------------------------
     pursuant to Section 6.7.  Notwithstanding anything to the contrary
                 -----------
     contained herein, no Mandatory Redetermination shall be deemed or construed to be a Special Redetermination hereunder.

          "Net Cash Proceeds" means the remainder of (a) the gross proceeds
           -----------------
     received by Borrower from an Equity Contribution or Asset Disposition, less
     (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses and other usual and customary transaction costs, in each case only to the extent paid or payable by Borrower in cash and related to such Equity Contribution or Asset Disposition.

          "Permitted Unsecured Loan" means that certain unsecured revolving loan
           ------------------------
     from Mercury to Borrower in an amount up to $2,000,000.

          "Unocal" means Union Oil Company of California, a California
           ------
     corporation.

          "Unocal Acquisition" means the purchase by Borrower of the Unocal
           ------------------
     Properties pursuant to the Unocal Acquisition Agreement.

          "Unocal Acquisition Agreement" means that certain Purchase and Sale
           ----------------------------
     Agreement dated as of March 31, 1999, by and between Borrower and Unocal.

          "Unocal Acquisition Documents" means the Unocal Acquisition Agreement
           ----------------------------
     and all agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and delivered by or between Borrower and Unocal pursuant to the Unocal Acquisition Agreement or in connection with the Unocal Acquisition.

          "Unocal Properties" means the "Assets" as defined in the Unocal
           -----------------
     Acquisition Agreement.

          "Unocal Redetermination" means any Redetermination of the Borrowing
           ----------------------
     Base pursuant to Section 6.6.  Notwithstanding anything to the contrary
                      -----------
     contained herein, no Unocal Redetermination shall be deemed or construed to be a Special Redetermination hereunder.

          "Unocal Redetermination Date" means any date on which either (a) any
           ---------------------------
     Borrowing Base Property (or any interest therein) is excluded from the Unocal Acquisition pursuant to the terms of Sections 10.3.1 and 19.6.1(c) of the Unocal Acquisition Agreement, or (b) the Purchase Price (as defined in the Unocal Acquisition Agreement) is adjusted downward (i) pursuant to Sections 10.3.1, 10.3.2, 19.6.1(b), and 19.6.1(c) of the Unocal Acquisition Agreement, or (ii) after final determination thereof pursuant to Section
     3.2 of the Unocal Acquisition Agreement and in accordance with the procedures set forth in Section 13 of the Unocal Acquisition Agreement.

          "Unocal Reserve Report" means an engineering and economic analysis of
           ---------------------
     the Unocal Properties prepared as of January 1, 1999 by S.A. Holditch & Associates, Inc.

     1.2  Amendment to Definitions.  The definitions of "Applicable Margin,"
          ------------------------                       -----------------
"Borrowing Base Properties," "Letter of Credit Fee," "Loan Papers,"
--------------------------    --------------------    -----------
"Redetermination," "Redetermination Date,"
----------------    --------------------

"Reserve Report" and "Restricted Payment" set forth in Section 2.1 of the
 --------------       ------------------
Credit Agreement are amended to read in full as follows:

          "Applicable Margin" means, on any date, with respect to each
           -----------------
     Eurodollar Loan, an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

        -------------------------------------------------------------
             Ratio of Outstanding     Applicable Margin for
             Credit to Conforming        Eurodollar Loans
                Borrowing Base
        -------------------------------------------------------------
                 * .50 to 1                    1.125%
        -------------------------------------------------------------
           ** .50 to 1 * .75 to 1              1.375%
        -------------------------------------------------------------
           ** .75 to 1 * .90 to 1              1.625%
        -------------------------------------------------------------
           ** .90 to 1 * 1.00 to 1             1.875%
        -------------------------------------------------------------
               ** 1.00 * to 1                  2.375%
        -------------------------------------------------------------

*  less than or equal to
** greater than

          "Borrowing Base Properties" means all Mineral Interests evaluated by
           -------------------------
     Banks for purposes of establishing the Borrowing Base. The Borrowing Base Properties on the effective date of the First Amendment consist of the Existing Mineral Interests and the Unocal Properties described in the Unocal Reserve Report.

          "Letter of Credit Fee" means, with respect to any Letter of Credit
           --------------------
     issued hereunder, a fee in an amount equal to a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

        -------------------------------------------------------------
             Ratio of Outstanding          Per Annum Letter of
             Credit to Conforming               Credit Fee
                Borrowing Base
        -------------------------------------------------------------
                 * .50 to 1                         1.125%
        -------------------------------------------------------------
             ** .50 to 1 * .75 to 1                 1.375%
        -------------------------------------------------------------
             ** .75 to 1 * .90 to 1                 1.625%
        -------------------------------------------------------------
             ** .90 to 1 * 1.00 to 1                1.875%
        -------------------------------------------------------------
                 ** 1.00 * to 1                     2.375%
        -------------------------------------------------------------

*  less than or equal to
** greater than

          "Loan Papers" means this Agreement, the First Amendment, the Notes,
           -----------
     any Subsidiary Guaranty (which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to Section 7.1, the
                                                        -----------
     Collateral Assignments, any Borrower Pledge Agreement (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Assignment of Notes and Liens, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "Redetermination" means (i) any Scheduled Redetermination, (ii) any
           ---------------
     Special Redetermination, (iii) any Unocal Redetermination and (iv) any Mandatory Redetermination.

          "Redetermination Date" means (a) with respect to any Scheduled
           --------------------
     Redetermination, each June 1 and December 1, commencing December 1, 1999,
     (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination, (c) with respect to each Unocal Redetermination, the Unocal Redetermination Date, and (d) with respect to each Mandatory Redetermination (i) the date upon which Borrower consummates any Equity Contribution or Asset Disposition in accordance with the terms of Section 6.7(a) or (b), and (ii) December 1, 1999.
                  --------------    ---

          "Reserve Report" means an unsuperseded engineering analysis of the
           --------------
     Mineral Interests owned by Borrower, in form and substance reasonably acceptable to Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by March 31 of each year pursuant to Section 6.1 shall be
                                                       -----------
     prepared by the Approved Petroleum Engineer. Each other Reserve Report shall be prepared by Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks. Until superseded, each of the Initial Reserve Reports and the Unocal Reserve Report shall be considered a Reserve Report.

          "Restricted Payment" means, with respect to any Person, (a) any
           ------------------
     Distribution by such Person, or (b) the retirement, redemption or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person (other than payments of the indebtedness evidenced by the Permitted Unsecured Loan).

     1.3  Amendment to Borrowing Base Deficiency Provisions.  Section 3.4 of the
          -------------------------------------------------
Credit Agreement is amended to read in full as follows:

          "SECTION 3.4.  Mandatory Prepayments Resulting From Borrowing Base
                         ---------------------------------------------------
     Deficiency.  Except with respect to a Unocal Redetermination pursuant to
     ----------
     Section 6.6 hereof, or a Mandatory Redetermination pursuant to Section 6.7
     -----------                                                    -----------
     hereof, in the event a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall, at its option, either (a) eliminate such Borrowing Base Deficiency by making a single mandatory prepayment of principal on the Loan in an amount equal to the entire amount of such Borrowing Base Deficiency on the first Monthly Date following the date on which such Borrowing Base Deficiency is determined to exist, or (b) eliminate such deficiency by making six (6) consecutive mandatory prepayments of principal on the Loan each of which shall be in the amount of one sixth (1/6th) of the amount of such Borrowing Base Deficiency commencing on the first Monthly Date following the date on which such Borrowing Base Deficiency is determined to exist and continuing on each Monthly Date thereafter. If a Borrowing Base Deficiency cannot be eliminated pursuant to this Section 3.4 by prepayment of the Loan in full
                                 -----------
     (as a result of outstanding Letter of Credit Exposure) on each Monthly Date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by Section 3.1(b), in an amount at
                                            --------------
     least equal to one sixth (1/6th) of the balance of such Borrowing Base Deficiency (i.e., one-sixth (1/6th) of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Loan on the date such Borrowing Base Deficiency is first determined to occur). In the event a Borrowing Base Deficiency shall occur (or an increase in any pre-existing Borrowing Base Deficiency shall occur) as a result of a Unocal Redetermination pursuant to Section 6.6 or a Mandatory Redetermination
                                 -----------
     pursuant to Section 6.7, Borrower shall immediately make a single mandatory
                 -----------
     prepayment of principal on the Loan in an amount equal to the entire amount of such Borrowing Base Deficiency; provided, that in the event the
                                        --------  ----
     Conforming Borrowing Base is reduced to an amount less than $95,000,000 pursuant to any Scheduled or Special Redetermination completed on or prior to December 1, 1999, the mandatory prepayment of the Loan required by the foregoing provisions and attributable to the reduction in the Borrowing Base in accordance with Section 6.7(c), will be limited to the amount
                             --------------
     necessary to immediately reduce the Outstanding Credit to $95,000,000, and any remaining Borrowing Base Deficiency will be eliminated, at Borrower's option, in accordance with clauses (a) or (b) of this Section 3.4."
                                                           -----------

     1.4  Mandatory Prepayment Following Certain Events.  Article III of the
          ---------------------------------------------
Credit Agreement shall be amended by inserting a new Section 3.10 thereto which shall read in full as follows:

          "SECTION 3.10.  Mandatory Prepayments Following Certain Events.
                          ----------------------------------------------
     Immediately upon the consummation by Borrower of an Equity Contribution, and at any time when the Borrowing Base exceeds the Conforming Borrowing, immediately upon the consummation of an Asset Disposition, Borrower shall make a mandatory prepayment of principal on the Loan in the amount of the Net Cash Proceeds received by Borrower from such transaction."

     1.5  Amendments to Article VI.  Article VI of the Credit Agreement shall be
          ------------------------
amended by inserting new Sections 6.6 and 6.7 thereto which shall read in full as follows:

          "SECTION 6.6.   Unocal Redetermination.  In addition to Scheduled
                          ----------------------
     Redeterminations, Special Redeterminations and Mandatory Redeterminations, Required Banks shall be permitted to make an additional Redetermination of the Borrowing Base and the Conforming Borrowing Base on each Unocal Redetermination Date (or as of a date shortly thereafter to be designated by Administrative Agent in a notice to Borrower), pursuant to which Required Banks may reduce the Borrowing Base and the Conforming Borrowing Base by such amount as Required Banks shall determine in their sole discretion as a result of (a) the existence of any uncured Title Defect or Material Environmental Deficiency (as each such term is defined in the Unocal Acquisition Agreement), and (b) the exclusion from the Unocal Acquisition of any Borrowing Base Properties (or any interest therein) pursuant to Sections 3.6, 3.8 or 4.9 of the Unocal Acquisition Agreement.

          SECTION 6.7.   Mandatory Redetermination; Mandatory Reduction of
                         -------------------------------------------------
     Borrowing Base.  Notwithstanding anything to the contrary contained herein,
     --------------
     the Borrowing Base shall reduce (a) immediately upon the consummation by Borrower of any Equity Contribution by the amount of the Net Cash Proceeds received by Borrower from such transaction (but in no event to an amount less than the Conforming Borrowing Base then in effect), (b) immediately upon the consummation by Borrower of any Asset Disposition by an amount equal to the loan value of such assets sold or disposed of pursuant to such transaction as determined by NationsBank for purposes of determining the portion of the Borrowing Base which it attributes to such assets in accordance with Article VI hereof (but in no event to an amount less than
                     ----------
     the Conforming Borrowing Base then in effect and after giving effect to any Redetermination of the Conforming Borrowing Base as a result of such Asset Disposition), and (c) on December 1, 1999 to the Conforming Borrowing Base (unless the Borrowing Base has previously been reduced to an amount less than $95,000,000 pursuant to any Scheduled or Special Redetermination)."

     1.6  Amendment to Debt Covenant.  Section 11.1 of the Credit Agreement
          --------------------------
shall be amended to read in full as follows:

          "SECTION 11.1. Incurrence of Debt. Borrower will not, nor will
                         ------------------
     Borrower permit any other Credit Party to, incur, become or remain liable for any Debt other than the Obligations and Debt evidenced by the Permitted Unsecured Loan; provided, that, at any time when the Outstanding Credit is
                     --------  ----
     less than the Conforming Borrowing Base and no Default or Event of Default has occurred which is continuing, (a) Borrower may incur and remain liable for Non-Recourse Debt to the extent such Non-Recourse Debt has been specifically approved in writing by Required Banks, and (b) Borrower and its Subsidiaries may incur and remain liable for other Debt in an aggregate amount outstanding at any time not to exceed $1,000,000."

     1.7  Amendment to Transactions with Affiliates Covenant.  Section 11.9 of
          --------------------------------------------------
the Credit Agreement shall be amended to read in full as follows:

          "SECTION 11.9.  Transactions with Affiliates.  Except for the
                          ----------------------------
     Permitted Unsecured Loan and the transactions contemplated thereby, Borrower will not, nor will Borrower permit any other Credit Party to, engage in any transaction with an Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices."

     1.8  Schedule 1.  Schedule 1 to the Credit Agreement shall be amended to
          ----------
read in full as set forth in Schedule 1 attached to this First Amendment which
                             ----------
Schedule 1 is incorporated into the Credit Agreement in its entirety.
----------

     SECTION 2.     Certain Agreements Regarding the Borrowing Base and the
     ---------      -------------------------------------------------------
Conforming Borrowing Base.  Borrower, Administrative Agent and each Bank agree,
-------------------------
subject to the satisfaction of each condition precedent set forth in Section 4
                                                                     ---------
of this First Amendment, that the Borrowing Base and the Conforming Borrowing Base in effect during the period commencing on May 17, 1999 and ending on the next Redetermination thereafter (taking into account the waiver described in
Section 3 hereof) shall be $115,000,000 and $95,000,000, respectively.
---------
Borrower, Administrative Agent and each Bank agree that the Redetermination provided for in this Section 2 shall not be deemed, or construed to be, a
                     ---------
Special Redetermination for purposes of Section 6.3 of the Credit Agreement.

     SECTION 3.     Waiver of June 1, 1999 Scheduled Redetermination.  Borrower,
     ---------      ------------------------------------------------
each Bank and Administrative Agent hereby agree to waive the Scheduled Redetermination of the Borrowing Base and the Conforming Borrowing Base scheduled to occur on or promptly following June 1, 1999 (the "June 1, 1999
                                                               ------------
Redetermination").  The waiver of the June 1, 1999 Redetermination herein
---------------
contained is expressly limited as follows:  (a) such waiver is limited solely to
Section 6.2 of the Credit Agreement, and solely with respect to the June 1, 1999 Redetermination, and (b) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate any Bank to grant any additional or future waiver of (i) any Redetermination, (ii) Section 6.2 of the Credit Agreement, or
(iii) any other provision of any Loan Paper.

     SECTION 4.     Conditions Precedent to Effectiveness of Amendments.  The
     ---------      ---------------------------------------------------
amendments to the Credit Agreement contained in Section 1 of this First
                                                ---------
Amendment, the agreements of Administrative Agent and Banks contained in
Section 2 of this First Amendment, and the waiver of the Scheduled
---------
Redetermination contained in Section 3 of this First Amendment shall be
                             ---------
effective only upon the satisfaction of each of the following conditions precedent:

     4.1  Closing Deliveries.  Administrative Agent shall have received each of
          ------------------
the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Effective Date:

          (a) a Note payable to the order of each Bank (as applicable), each in the amount of such Bank's Commitment after giving effect to the Assignment and Acceptance Agreements referenced in the recitals hereto;

          (b) Mortgages duly executed and delivered by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements, in form and substance satisfactory to Administrative Agent, pursuant to which Borrower shall grant to Administrative Agent a first and prior Lien, subject only to Permitted Encumbrances, in and to the Unocal Properties;

          (c) a copy of the Restated Certificate of Incorporation and all amendments thereto, of Borrower accompanied by a certificate that such copy is true, correct and complete, and dated within ten (10) days of the Effective Date, issued by the appropriate Governmental Authority of the jurisdiction of incorporation of Borrower, and accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete on the Effective Date;

          (d) a copy of the bylaws of Borrower, and all amendments thereto, accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete as of the date hereof;

          (e) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of Borrower and to the effect that Borrower is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

          (f) a certificate of incumbency of all officers of Borrower (to the extent a party to any Loan Paper) who will be authorized to execute or attest to any Loan Paper, dated the date hereof, executed by the Secretary or comparable Authorized Officer of Borrower;

          (g) copies of resolutions or comparable authorizations approving the First Amendment, the Mortgages and the other Loan Papers executed in connection with the First Amendment and authorizing the transactions contemplated by this First Amendment and the other Loan Papers, duly adopted by the Board of Directors or comparable governing authority of Borrower accompanied by certificates of the Secretary or comparable officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws or other charter documents of Borrower) by the unanimous written consent of the Board of Directors or comparable governing authority of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the date hereof;

          (h) an opinion of Cantey & Hanger, L.L.P., special counsel for Borrower, dated the date hereof, favorably opining as to the enforceability of this First Amendment and each of the other Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

          (i) an opinion of Loomis, Ewert, Parsley, Davis & Gotting, special Michigan counsel to Administrative Agent, favorably opining as to such matters as Administrative Agent or Banks may request;

          (j) such UCC-11 search reports as Administrative Agent shall require, prepared as of a date not more than twenty (20) days prior to the Effective Date, conducted in such jurisdictions and reflecting such names as Administrative Agent shall request;

          (k) a Certificate of Ownership Interests signed by an Authorized Officer of Borrower in the form of Exhibit G attached to the Credit Agreement
                                   ---------
(with applicable conforming changes relevant to the Unocal Properties and the Unocal Acquisition);

          (l) a copy of each Unocal Acquisition Document and all other material documents, instruments and agreements executed and/or delivered by Borrower in connection with the Unocal Acquisition Agreement and the closing of the Unocal Acquisition, together with a certificate from an Authorized Officer of Borrower certifying that (A) such copies are accurate and complete and represent the complete understanding and agreement of the parties with respect to the subject matter thereof, and (B) subject only to the increase in the Borrowing Base and funding in connection therewith and herewith, the Unocal Acquisition has been consummated on the terms set forth in such Unocal Acquisition Documents;

          (n) a report or reports in form, scope and detail acceptable to Administrative Agent and Banks setting forth the results of a review of the Unocal Properties and other operations, which report(s) shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party, and/or otherwise reveal any conditions or circumstances which would reflect that the representations and warranties contained in Section 9.14 of the Credit Agreement (after giving effect to the Unocal Acquisition) are inaccurate in any respect; and

          (o) such other documents, instruments, agreements and actions as may reasonably be required by Administrative Agent and each Bank.

     4.2  Title Review.  Administrative Agent or its counsel shall have
          ------------
completed a review of title (including opinions of title) with respect to the Required Reserve Value of all Unocal Properties, and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 9.9 of the Credit Agreement (after giving effect to the Unocal Acquisition) are inaccurate in any respect.

     4.3  No Material Adverse Change.  In the sole discretion of each Bank, no
          --------------------------
Material Adverse Change shall have occurred since December 31, 1998.

     4.4  No Legal Prohibition.  The transactions contemplated by this First
          --------------------
Amendment shall be permitted by applicable Law and regulation and shall not subject Administrative Agent, any Bank, Borrower or any Credit Party to any Material Adverse Change.

     4.5  No Litigation.  No litigation, arbitration or similar proceeding shall
          -------------
be pending or threatened which calls into question the validity or enforceability of this First Amendment, the other Loan Papers or the transactions contemplated hereby or thereby.

     4.6  Closing Fees.  All fees and expenses of each Agent and their
          ------------
Affiliates in connection with the execution of this First Amendment and the consummation of the transactions contemplated hereby shall have been paid, including, without limitation, any fees payable to each such Agent or any Affiliate of each such Agent to be paid on the Effective Date pursuant to any separate agreement between or among Borrower and each such Agent or such Affiliates.

     4.7  Unocal Acquisition.  Subject only to the increase in the Borrowing
          ------------------
Base and the disbursement and application of the Borrowing in connection with this First Amendment, the Unocal

Acquisition shall have been completed pursuant to the terms of the Unocal Acquisition Documents as in effect on the date hereof, and as a result thereof, Borrower shall have acquired good and defensible title to all Unocal Properties, free and clear of all Liens except Permitted Encumbrances.

     4.8  Other Matters.  All matters related to this First Amendment, the
          -------------
Mortgages, the other Loan Papers, Borrower and the other Credit Parties shall be acceptable to each Bank in its sole discretion, and Borrower shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this First Amendment, the Mortgages, and the other Loan Papers, as Administrative Agent or any Bank shall request.

     SECTION 5.     Representations and Warranties of Borrower.  To induce Banks
                    ------------------------------------------
and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Administrative Agent and Banks as follows:

     5.1  Unocal Acquisition Documents.  Borrower has provided each Bank with a
          ----------------------------
true and correct copy of each of the Unocal Acquisition Documents including all amendments and modifications thereto. No material rights or obligations of any party to any of such Unocal Acquisition Documents have been waived and neither Borrower nor any of its Subsidiaries, nor to the best knowledge of Borrower, any other party to any of such Unocal Acquisition Documents, is in default of its obligations thereunder. Each of the Unocal Acquisition Documents is a valid, binding and enforceable obligation of the parties thereto in accordance with its terms and is in full force and effect. Each representation and warranty made by Borrower, and to the best knowledge of Borrower, by Unocal in the Unocal Acquisition Agreement and the other Unocal Acquisition Documents (a) was true and correct in all material respects when made, and (b) will be true and correct in all material respects on the date of closing of the Unocal Acquisition.

     5.2  Credit Agreement.  Each representation and warranty of Borrower
          ----------------
contained in the Credit Agreement and the other Loan Papers was true and correct on the date thereof and will be true and correct in all material respects after giving effect to the Unocal Acquisition and each of the other transactions contemplated hereby.

     5.3  Authorization.  The execution, delivery and performance by Borrower of
          -------------
this First Amendment, the Mortgages and each of the other documents, instruments and agreements contemplated hereby are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower other than the Liens securing the Obligations.

     5.4  Binding Effect.  This First Amendment, the Mortgages and the other
          --------------
Loan Papers executed in connection herewith constitute the valid and binding obligation of Borrower enforceable in accordance with their terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     5.5  No Defenses.  Borrower has no defenses to payment, counterclaim or
          -----------
rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 6.     Miscellaneous.
                    -------------

     6.1  Reaffirmation of Loan Papers; Extension of Liens.  Any and all of the
          ------------------------------------------------
terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     6.2  Parties in Interest.  All of the terms and provisions of this First
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3  Legal Expenses.  Borrower hereby agrees to pay on demand all
          --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     6.4  Counterparts.  This First Amendment may be executed in counterparts,
          ------------
and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

     6.5  Complete Agreement.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND
          ------------------
THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     6.6  Headings.  The headings, captions and arrangements used in this First
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

                           [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers effective as of the date and year first above written.

                              BORROWER:
                              --------

                              QUICKSILVER RESOURCES, INC., a Delaware
                              corporation

                                      /s/ GLENN DARDEN
                              By:    _________________________________________
                                         Glenn Darden, President


                              ADMINISTRATIVE AGENT:
                              --------------------

                              NATIONSBANK, N.A.


                                      /s/ J. SCOTT FOWLER
                              By:    _________________________________________
                                         J. Scott Fowler,
                                         Vice President


                              BANKS:
                              -----

                              NATIONSBANK, N.A.


                                      /s/ J. SCOTT FOWLER
                              By:    _________________________________________
                                         J. Scott Fowler,
                                         Vice President



                              PARIBAS


                                      /s/ A. DAVID DODD
                              By:    _________________________________________
                                      A. David Dodd
                              Name:  _________________________________________
                                      Vice President
                              Title: _________________________________________



                                      /s/ MARIAN LIVINGSTON
                              By:    _________________________________________
                                      Marian Livingston
                              Name:  _________________________________________
                                      Vice President
                              Title: _________________________________________

                              FROST NATIONAL BANK


                                      /s/ W.H. ADAMS, III
                              By:    _________________________________________
                                      W.H. Adams, III
                              Name:  _________________________________________
                                      Senior Vice President
                              Title: _________________________________________

                                  SCHEDULE 1

                            FINANCIAL INSTITUTIONS



     ----------------------------------------------------------------
          Banks           Commitment Amount     Commitment Percentage
          -----           -----------------     ---------------------
     ----------------------------------------------------------------
     NationsBank, N.A.     $123,785,166.24          61.892583120%
     ----------------------------------------------------------------
     Paribas               $ 58,823,529.41          29.411764706%
     ----------------------------------------------------------------
     Frost National Bank   $ 17,391,304.35           8.695652174%
     ----------------------------------------------------------------
     Totals                $   200,000,000                   100%
     ----------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
     Banks               Domestic Lending Office         Eurodollar Lending Office          Address for Notice
     -----               -----------------------         -------------------------          ------------------
---------------------------------------------------------------------------------------------------------------------
NationsBank, N.A.      901 Main Street                 901 Main Street                    901 Main Street
                       64/th/ Floor                    64/th/ Floor                       64/th/ Floor
                       Dallas, Texas  75202            Dallas, Texas  75202               Dallas, Texas  75202
                       Fax No. (214) 508-1285          Fax No. (214) 508-1285             Fax No. (214) 508-1285
---------------------------------------------------------------------------------------------------------------------
Paribas                1200 Smith Street               1200 Smith Street                  1200 Smith Street
                       Suite 3100                      Suite 3100                         Suite 3100
                       Houston, Texas  77002           Houston, Texas  77002              Houston, Texas  77002
                       Fax No. (713) 659-6915          Fax No. (713) 659-6915             Fax No. (713) 659-6915
---------------------------------------------------------------------------------------------------------------------
Frost National Bank    Continental Plaza               Continental Plaza                  Continental Plaza
                       777 Main Street                 777 Main Street                    777 Main Street
                       Fort Worth,                     Fort Worth,                        Fort Worth,
                       Texas  76102-5304               Texas  76102-5304                  Texas  76102-5304
                       Fax No. (817) 336-5615          Fax No. (817) 336-5615             Fax No. (817) 336-5615
---------------------------------------------------------------------------------------------------------------------